Filed under Rule 497(e) and 497(k)

Registration No. 002-83631

VALIC Company I

International Growth Fund

(the “Fund”)

Supplement dated October 30, 2017 to the Prospectus and Summary Prospectus

dated October 1, 2017, as supplemented and amended to date

At an in-person meeting held on October 23-24, 2017 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved a proposal to engage Morgan Stanley Investment Management Inc. (“MSIM”) to replace each of the three existing subadvisers of the International Growth Fund (the “Fund”). The current subadvisers of the Fund are American Century Investment Management, Inc. (“American Century”), Invesco Advisers, Inc. (“Invesco”), and Massachusetts Financial Services Company (“MFS”). The Board also approved certain changes to the Fund’s investment objective, principal investment strategies, and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s subadvisers, principal investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is scheduled to become effective approximately 60 days after the expected filing date of January 5, 2018. The filing is expected to become effective on or about March 8, 2018 (the “Effective Date”).

Currently, the Fund has an investment objective to seek capital growth through investments primarily in equity securities of issuers in developed foreign countries. It currently intends to achieve this by having each of the Fund’s subadvisers use a proprietary investment strategy to invest in stocks of companies that they believe will increase in value over time. Each subadviser’s investment strategy uses a bottom-up approach to stock selection. This means that the subadvisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. As described in the Fund’s Prospectus, the Fund will usually purchase equity securities of foreign companies and they will generally consist of common stock, depositary receipts and preferred stock. In addition, the Fund may invest up to 20% of its net assets in the securities of emerging market (non-developed) countries.

As of the Effective Date, the Fund will have an investment objective to seek capital appreciation. Its strategy, as of the Effective Date, will be to invest primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index. The Fund will continue to emphasize a bottom-up stock selection process, seeking attractive investments on an individual company basis. MSIM will seek high-quality established companies that it believes are undervalued at the time of purchase, typically favoring companies it believes have sustainable competitive advantages that can be monetized through growth. MSIM’s investment process will integrate analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). Under normal market conditions, the Fund will typically invest at least 80% of its assets in the securities of issuers located outside of the United States. The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

Additionally, at the Meeting, the Board approved a new Investment Sub-Advisory Agreement (the “New Subadvisory Agreement”) between VALIC and MSIM with respect to the Fund and an Amended and Restated Advisory Fee Waiver Agreement (“Advisory Fee Waiver”) between VALIC and VC I on behalf of the Fund, each of which will become effective on the Effective Date. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about MSIM, the New Subadvisory Agreement and the Advisory Fee Waiver.

Once the changes to the Fund’s investment objective and principal investment strategies and techniques become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s investment objective, principal investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.